UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2019

Hortonworks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5470 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices)
(408) 916-4121
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
On January 3, 2019, pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of October 3, 2018, by and among Hortonworks, Inc., a Delaware corporation (“Hortonworks”), Cloudera, Inc., a Delaware corporation (“Cloudera”), and Surf Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Cloudera (“Merger Sub”), Merger Sub merged with and into Hortonworks, with Hortonworks continuing as the surviving corporation (the “Merger”). As a result of the Merger, Hortonworks became a wholly owned subsidiary of Cloudera.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The disclosures under the Introductory Note are incorporated herein by reference.
At the effective time of the Merger (the “Effective Time”), each share of the common stock of Hortonworks, par value $0.0001 per share (the “Hortonworks Common Stock”), that was outstanding immediately prior to the Effective Time was canceled and converted into the right to receive 1.305 (the “Exchange Ratio”) shares of the common stock, par value $0.00005 per share, of Cloudera (the “Cloudera Common Stock”). No fractional shares of Cloudera Common Stock were issued in the Merger, and holders of Hortonworks Common Stock are entitled to receive cash in lieu of any such fractional shares.
At the Effective Time, options to purchase shares of Hortonworks Common Stock outstanding immediately prior to the Effective Time (“Hortonworks Options”) were generally assumed by Cloudera and converted into an option to acquire that number of shares of Cloudera Common Stock (each, a “Cloudera Option”) equal to the product obtained by multiplying (x) the number of shares of Hortonworks Common Stock subject to such Hortonworks Option by (y) the Exchange Ratio, rounded down to the nearest whole share of Cloudera Common Stock. All Cloudera Options will be subject to the same terms and conditions (including as to vesting and exercisability) as applied to the Hortonworks Option immediately prior to the Effective Time; however, each Cloudera Option will have an exercise price per share equal to the quotient obtained by dividing (x) the per share exercise price of the Hortonworks Option by (y) the Exchange Ratio, rounded up to the nearest whole cent.
At the Effective Time, each Hortonworks restricted stock unit outstanding immediately prior to the Effective Time (each, a “Hortonworks RSU”) was assumed by Cloudera and converted into an award to receive that number of shares of Cloudera Common Stock (each a “Cloudera RSU”) equal to the product obtained by multiplying (x) the number of shares of Hortonworks Common Stock subject to such Hortonworks RSU by (y) the Exchange Ratio, rounded down to the nearest whole share of Cloudera Common Stock. All Cloudera RSUs will otherwise be subject to the same terms and conditions (including as to vesting and settlement) as applied to the respective Hortonworks RSU immediately prior to the Effective Time; however, each Hortonworks RSU that was granted with a purchase price other than par value will have a purchase price per share equal to the quotient obtained by dividing (x) the per share purchase price of Hortonworks Common Stock subject to such Hortonworks RSU by (y) the Exchange Ratio, rounded up to the nearest whole cent.
Prior to the Effective Time, Hortonworks took the appropriate action to provide that each Hortonworks performance stock units (each a “Hortonworks PSU”) entitles the holder thereof to receive, immediately prior to the Effective Time and subject to the closing of the Merger, the number of shares of Hortonworks Common Stock underlying such Hortonworks PSU determined based on the greater of target performance or actual performance (measured through the Effective Time). Any shares of Hortonworks Common Stock so delivered in respect of Hortonworks PSUs were deemed to be issued and outstanding as of immediately prior to the Effective Time and subject to the treatment of Hortonworks Common Stock as described above.
The issuance of Cloudera Common Stock in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Cloudera’s registration statement on Form S-4 (File No. 333- 228155), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on November 20, 2018.

The forgoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be the complete and is qualified by its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Hortonworks’ Current Report on Form 8-K filed with the SEC on October 3, 2018, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Prior to the Merger, the Hortonworks Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “HDP.” Trading in shares of Hortonworks Common Stock on Nasdaq was halted before the opening of trading on January 3, 2019 and will be suspended before the opening of trading on January 4, 2019. Hortonworks has requested that Nasdaq file a Form 25 with the SEC to withdraw the Hortonworks Common Stock from listing and terminate the registration of shares of Hortonworks Common Stock under Section 12(b) of the Exchange Act. Hortonworks also intends to file a Form 15 with the SEC to terminate the registration of the Hortonworks Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.
The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Merger, and at and upon the Effective Time, all of the members of the board of directors of Hortonworks (the “Hortonworks Board”) ceased to be directors of the Hortonworks Board and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Hortonworks Board.
In connection with the Merger, and at and upon the Effective Time, all of Hortonworks’ officers ceased to be officers of Hortonworks and the officers of Merger Sub immediately prior to the Effective Time became the officers of Hortonworks.
In connection with the Merger, Robert Bearden, Paul Cormier, Peter Fenton, and Kevin Klausmeyer became directors of Cloudera at the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Merger, on January 3, 2019, Hortonworks amended and restated its certificate of incorporation and its bylaws. The new certificate of incorporation and the new bylaws of Hortonworks are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Hortonworks, Inc.
3.2	Amended and Restated Bylaws of Hortonworks, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: January 3, 2019	By:	/s/ Jim Frankola
Jim Frankola
Chief Financial Officer